Thrivent Variable Universal Life Insurance
Thrivent Variable Life Account I

Updating Summary Prospectus
April 30, 2021
This updating summary prospectus summarizes key features of the flexible premium variable universal life contract (the "Contract") previously offered by Aid Association for Lutherans between 1998 and 2003 and by Thrivent Financial for Lutherans ("Thrivent") from 2003 and 2004.
The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at dfinview.com/Thrivent/VariableLife04. You can also obtain this information at no cost by calling 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Thrivent or from your financial professional. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Thrivent electronically by signing up for electronic delivery on our website at http://www.thrivent.com/gopaperless.
You may elect to receive all future reports in paper free of charge. You can inform Thrivent that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-847-4836. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Updated Information About Your Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 30, 2020. This may not reflect all of the changes that have occurred since you entered into your Contract.
Content	Description of Changes
Availability of Portfolios	The Thrivent Partner Growth Stock Portfolio was merged into the Thrivent Large Cap Growth Portfolio on August 31, 2020.
Fee Table	The Fee Table was updated to reflect the new range of fees for Annual Portfolio Company Expenses. See the Appendix for the current fees associated with each Portfolio (investment option).
The Fee Table was also updated to reflect a change in current Cost of Insurance rates that was effective January 1, 2021. The new rates do not exceed the guaranteed Cost of Insurance rates as provided in your Contract.
Standard Death Benefit	No changes.
Other Benefits	No changes.
Key Information Table	The Annual Portfolio Company Expenses table was updated to reflect the new range as described above.
Overview of the Contract	No changes.
Premiums	Effective April 30, 2021, the exceptions to the MEC premium limit process are revised to 1) apply to all payments, including those on electronic payment plans; 2) increase the number of days we will hold premium from 14 days to 30 days; and 3) limit the minimum amount of premium we will apply under this process to $1.00.
Surrenders and Withdrawals	No changes.
Lapse	No changes.
Other Changes	No changes.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	A surrender charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Specified Amount. The surrender charge will vary depending on the number of years since the Issue Date, or the last increase in Specified Amount. The maximum amount that may be charged is $34.79 per $1,000 of decrease in Specified Amount. For example, if you make an early withdrawal, you could pay a surrender charge of up to $3,479 on a $100,000 investment.			Charges Fee Table
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions (such as when you transfer Cash Value between investment options, make more than one partial withdrawal in a Contract Year or exercise your Accelerated Death Benefit).
A premium expense charge of 3% is deducted upon receipt of most premiums.
A partial withdrawal charge applies upon each partial withdrawal in excess of one per Contract Year. The maximum amount deducted is $25 per partial withdrawal.
A transfer charge applies to each transfer in excess of the first twelve transfers made in a Contract Year. The maximum amount deducted is $25 per transfer.
An accelerated death benefit charge will be deducted upon the exercise of the benefit. The maximum amount deducted is $150. The charge may vary by state.
	A contract change fee may apply in an amount up to $25 per change.			Charges Fee Table
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses (typically assessed monthly), including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, issue expense charges following increases, basic monthly charges, interest on any debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
	Investors will also bear expenses associated with Portfolio companies that correspond to Subaccounts available under the Contract, as shown in the following table:			Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Company Expenses (deducted from Portfolio assets)	0.23%	3.20%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
	Additionally, debt will reduce your Cash Value and Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a contract loan is outstanding, the amount of debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. You should only purchase the Contract if you have the financial ability to keep it in force for a substantial period of time.
	The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the Contract if you do not need life insurance protection or intend to surrender all or part of the Cash Value in the near future. Surrender charges, expenses, and tax consequences generally make the Contract unsuitable as a short-term investment.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract . You could lose some or all of your money.
	You should review the available Portfolios’ prospectuses before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent . More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.	Principal Risks of Investing in the Contract
Contract Lapse	Your Contract will lapse (that is, terminate without value) if: (1) your monthly deductions are greater than your Surrender Value; (2) the Death Benefit Guarantee is not in effect; and (3) payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency. There is a cost to reinstate the Contract. No Death Benefit will be paid if the Contract is lapsed. We will reinstate a Contract only if our requirements for reinstatement are satisfied, including as to continued insurability of the insured person and the costs of reinstatement.	Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments	We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract .
We will not accept any premiums when the Death Benefit is based on the table of death benefit factors or the portion of any premium that would cause the Death Benefit to be based on the table of death benefit factors.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC).	Frequent Trading Policies Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits	Certain optional benefits are subject to age and underwriting requirements and may be modified, added or cancelled at any time. We generally deduct any monthly costs for these Additional Benefits from the Cash Value as part of the monthly deduction.
Additional information on each optional benefit listed below is available later in this prospectus.
Accelerated Death Benefit for Terminal Illness
Accidental Death Benefit
Disability Waiver
Applicant Waiver
Guaranteed Purchase Option	Other Benefits Available Under the Contract
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will taxed be on an “income first” basis and may be subject to a penalty tax if taken before you are age 59  1⁄2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.	Taxes

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Your financial professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Distribution of the Contract

Special Terms
Beneficiary	The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A Beneficiary need not be a natural person.
Cash Value	The total value of the Contract, which is equal to the sum of the Subaccount cash values plus Fixed Account cash value.
Contract	The flexible premium variable life insurance Contract offered by us (Thrivent) and described in this prospectus. The Contract consists of the certificate of membership and insurance, including any attached riders, endorsements or amendments, the application and our Articles of Incorporation and Bylaws.
Contract Year	The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.
Death Benefit	The amount paid upon the death of the Insured.
Death Benefit Guarantee	A Contract provision that guarantees that insurance coverage will not lapse if your Cash Value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your Cash Value is not adequate.
Insured	The person on whose life the Contract is issued.
Issue Date	The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.
Owner	A person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.
Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 5419-0001 or such other address as we may designate in writing. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Specified Amount	Initially, the amount of life insurance for which we issued the Contract. The Specified Amount of your Contract may change, as described in your Contract.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Surrender Value	The cash value of the Contract less any applicable surrender charges and outstanding loan balances.
Thrivent	Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. Thrivent is the issuer of the Contract.

Appendix : Portfolio Companies Available Under the Contract
The following is a list of Portfolio s that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLife04. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/insurance/index.jsp.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	9.11%	7.76%	7.84%
Allocation – 30% to 50% Equity	Thrivent Diversified Income Plus Portfolio	0.47%	7.37%	6.83%	6.58%
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77% [1]	17.14%	12.94%	10.27%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64% [1]	13.57%	9.65%	7.83%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.70% [1]	14.41%	11.10%	9.01%
Allocation – 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61% [1]	10.34%	7.62%	6.12%
Corporate Bond	Thrivent Income Portfolio	0.44%	11.71%	6.92%	5.70%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	27.19%	13.13%	5.00%
Foreign Large Cap Blend	Thrivent International Allocation Portfolio (Subadvisor: Goldman Sachs Asset Management, L.P.)	0.74%	3.99%	6.29%	4.45%
Foreign Large Cap Blend	Thrivent International Index Portfolio	0.46% [1]	N/A [4]	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio	0.86% [1]	18.80%	10.19%	12.38%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	2.76%	6.60%	5.93%
Intermediate Government Bond	Thrivent Government Bond Portfolio	0.44%	7.22%	3.51%	3.52%
Large Cap Blend	Thrivent ESG Index Portfolio	0.38% [1]	N/A [4]	N/A [4]	N/A [4]
Large Cap Blend	Thrivent Large Cap Index Portfolio	0.23%	18.12%	14.92%	13.53%
Large Cap Growth	Thrivent All Cap Portfolio	0.68%	23.17%	12.96%	11.84%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Large Cap Growth	Thrivent Large Cap Growth Portfolio	0.43%	43.34%	19.92%	16.67%
Large Cap Value	Thrivent Large Cap Value Portfolio	0.63%	4.44%	10.38%	9.98%
Mid Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	13.40%	12.08%	11.13%
Mid Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	21.69%	15.92%	13.03%
Mid Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	N/A [4]	N/A [4]	N/A [4]
Mid Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	N/A [4]	N/A [4]	N/A [4]
Multi-Sector Bond	Thrivent Multidimensional Income Portfolio	1.17% [1]	5.85%	N/A [2]	N/A [2]
Multi-Sector Bond	Thrivent Opportunity Income Plus Portfolio	0.63%	4.38%	4.53%	3.50%
Prime Money Market	Thrivent Money Market Portfolio	0.42%	0.29%	0.82%	0.41%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-5.35%	5.49%	8.66%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	4.01%	3.04%	2.32%
Small Cap Blend	Thrivent Small Cap Index Portfolio	0.25%	11.11%	12.14%	11.62%
Small Cap Blend	Thrivent Small Cap Stock Portfolio	0.71%	22.69%	16.55%	11.88%
Small Cap Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	55.38%	N/A [3]	N/A [3]
World Large Cap Stock	Thrivent Global Stock Portfolio	0.65%	15.21%	10.65%	9.85%
World Large Cap Stock	Thrivent Low Volatility Equity Portfolio	0.90% [1]	2.19%	N/A [2]	N/A [2]
1Annual expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the years shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the years shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the years shown.

This updating summary prospectus incorporates by reference the Thrivent flexible premium individual life insurance prospectus and Statement of Additional Information (SAI), both dated April 30, 2021, as amended or supplemented.
The SAI dated April 30, 2021 contains more information about the Contract and Separate Account. The SAI has been filed with the SEC and is incorporated by reference in the Prospectuses. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife04. For a free paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
State Contract Forms 4213 and 4214
20316SPRU R4-21	EDGAR Contract No. C000007343